UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2005

Hercules Technology Growth Capital, Inc.

(Exact name of registrant as specified in charter)

Maryland	000-51174	74-3113410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 University Ave., Suite 700, Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 9, 2005, Hercules Technology Growth Capital, Inc. announced the initial public offering of shares of its common stock. A copy of the press release announcing such offering is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated June 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Dennis P. Wolf
Name:	Dennis P. Wolf
Title:	Chief Financial Officer

Date: June 9, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated June 9, 2005.